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                                                                      Exhibit 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


    In connection with the Annual Report of Baker Hughes Incorporated (the "Company") on Form 10-K for the period ended December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Chad C. Deaton, Chief Executive Officer of the Company, and G. Stephen Finley, the Chief Financial Officer of the Company, each of the undersigned hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

   (i) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

   (ii) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the Report.

The certification is given to the knowledge of the undersigned.




                                          /s/ Chad C. Deaton
                                          -----------------------------------
                                          Name:    Chad C. Deaton
                                          Title:   Chief Executive Officer
                                          Date:    February 25, 2005



                                          /s/ G. Stephen Finley
                                          -----------------------------------
                                          Name:    G. Stephen Finley
                                          Title:   Chief Financial Officer
                                          Date:    February 25, 2005